UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2025

Manhattan Bridge Capital, Inc.

MBC Funding II Corp.

(Exact Name of Registrant as Specified in Charter)

New York (Manhattan Bridge Capital, Inc.)	000-25991	11-3474831
New York (MBC Funding II Corp.)	001-37726	81-0758358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Cutter Mill Road, Great Neck, NY	11021
(Address of Principal Executive Offices)	(Zip Code)

(516) 444-3400

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LOAN	The Nasdaq Capital Market

6% Senior Secured Notes, due April 22, 2026, issued by MBC Funding II Corp.	LOAN/26	NYSE American LLC

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed jointly by Manhattan Bridge Capital, Inc. (the “Company”) and its wholly-owned subsidiary MBC Funding II Corp. (“MBC Funding II”), in connection with the items set forth below.

Item 1.01. Entry into a Material Definitive Agreement.

On December 12, 2025, MBC Funding II, a wholly owned subsidiary of Manhattan Bridge Capital, Inc. (the “Company”), entered into a letter agreement (the “Letter Agreement”) with Valley National Bank (“Valley”), pursuant to which Valley agreed to provide MBC Funding II with a line of credit in the principal amount of up to $10,000,000 (the “Credit Facility”). In connection with the Credit Facility, MBC Funding II executed a Line of Credit Note (the “Note”), which evidences the advances available under the facility, and entered into an all-assets Security Agreement (the “Security Agreement”) in favor of Valley. In addition, the Company and Mr. Assaf Ran delivered guarantees of the obligations under the Credit Facility, including a limited guaranty from Mr. Ran that caps his liability at $500,000.

Under the terms of the Credit Facility, MBC Funding II may borrow, repay and reborrow amounts up to the $10,000,000, subject to a borrowing base comprised of eligible mortgage loans and related concentration limits and reserves, as described in the Letter Agreement. The Note matures on the earlier of December 12, 2027, or the acceleration of the obligations following an event of default. Outstanding borrowings under the Note bear interest at a floating rate equal to Term SOFR (subject to a floor of 3.00%), as defined in the Note, plus 2.95% per annum, and are subject to standard benchmark replacement provisions. The Credit Facility also requires MBC Funding II to pay an upfront fee equal to 0.20% of the total commitment and an unused line fee equal to 0.25% per annum on the average daily unused portion of the Credit Facility.

The Letter Agreement contains customary representations and warranties, affirmative and negative covenants, financial reporting obligations and financial covenants, including minimum fixed charge coverage ratios and maximum leverage ratios applicable to both MBC Funding II and the Company. The Credit Facility also includes standard restrictions on the incurrence of additional indebtedness, the granting of liens, changes in control, affiliate transactions, asset dispositions and restricted payments, each subject to negotiated exceptions. The Credit Facility contains customary events of default, including payment defaults, covenant breaches, inaccurate representations, cross-defaults to other material indebtedness of MBC Funding II or the Company, insolvency events, unsatisfied judgments, loss or impairment of collateral and other events customarily included in secured credit arrangements. Upon the occurrence of an event of default, Valley may terminate further advances, accelerate all outstanding amounts, apply default interest and exercise all rights and remedies available under the loan documents and applicable law.

The foregoing description of the Letter Agreement, the Note, the Security Agreement and the related guaranties does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 10.1 through 10.4 and 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported, on November 26, 2025, MBC Funding II delivered a notice of redemption to all holders of the 6.00% Senior Secured Notes, due April 22, 2026 (the “6.00% Notes”), stating that all outstanding 6.00% Notes would be redeemed on December 15, 2025 (the “Redemption Date”). On the Redemption Date, MBC Funding II completed the redemption of all $6,000,000 principal amount outstanding at 100% of principal of the 6.00% Notes plus accrued and unpaid interest.

Following the redemption, no 6.00% Notes remain outstanding. Trading of the 6.00% Notes was suspended prior to market open on the Redemption Date, December 15, 2025.

This Current Report on Form 8-K does not constitute a notice of redemption. The redemption was effected solely pursuant to the notice previously delivered to the holders of the 6.00% Notes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the entry into the Letter Agreement, on December 12, 2025, the Company, together with MBC Funding II and Mr. Ran, entered into Amendment No. 8 (the “Amendment”) to the Company’s Amended and Restated Credit and Security Agreement, dated August 8, 2017, as previously amended, with Webster Bank, National Association, as agent, and the lenders party thereto. The Amendment was entered into to permit the incurrence of the Credit Facility and guarantees related thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated December 12, 2025, among MBC Funding II Corp., Manhattan Bridge Capital, Inc., Assaf Ran and Valley National Bank.
10.2	Line of Credit Note, dated December 12, 2025, made by MBC Funding II Corp. in favor of Valley National Bank.
10.3	Security Agreement, dated December 12, 2025, between MBC Funding II Corp. and Valley National Bank.
10.4	Guaranty, dated December 12, 2025, made by Manhattan Bridge Capital, Inc. in favor of Valley National Bank.
10.5	Amendment No. 8 to Amended and Restated Credit and Security Agreement, dated December 12, 2025, among Manhattan Bridge Capital, Inc., Webster Bank, National Association, Flushing Bank, Mizrahi and Assaf Ran.
99.1	Limited Guaranty, dated December 12, 2025, made by Assaf Ran in favor of Valley National Bank.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANHATTAN BRIDGE CAPITAL, INC.

Dated: December 16, 2025	By:	/s/ Assaf Ran
	Name:	Assaf Ran
	Title:	President and Chief Executive Officer

MBC FUNDING II CORP.

Dated: December 16, 2025	By:	/s/ Assaf Ran
	Name:	Assaf Ran
	Title:	President and Chief Executive Officer